Exhibit 10.2

INTERCREDITOR AGREEMENT

dated as of November 13, 2025

among

FOSSIL GROUP, INC.,

as the Issuer,

the other Grantors party hereto,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Senior Representative for the Senior Notes Secured Parties and as Senior Trustee,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as the Initial Junior Priority Representative and as Junior Trustee,

and

each additional Representative from time to time party hereto

INTERCREDITOR AGREEMENT, dated as of November 13, 2025 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”), among FOSSIL GROUP, INC., a Delaware corporation (the “Issuer”), the other Grantors (as defined below) party hereto, Wilmington Trust, National Association, as collateral agent for the Senior Notes Secured Parties (in such capacity, together with its successors in such capacity, the “Senior Agent”), Wilmington Trust, National Association, as collateral agent for the Initial Junior Priority Debt Parties (in such capacity, together with its successors in such capacity, the “Initial Junior Priority Representative”), Wilmington Trust, National Association, as trustee under the Senior Indenture (in such capacity, together with its successors in such capacity, the “Senior Trustee”), Wilmington Trust, National Association, as trustee under the Junior Priority Indenture (in such capacity, together with its successors in such capacity, the “Junior Trustee”), and each additional Junior Priority Representative and Senior Representative that from time to time becomes a party hereto pursuant to Section 8.09.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Senior Agent (for itself and on behalf of the Senior Notes Secured Parties), the Initial Junior Priority Representative (for itself and on behalf of the Initial Junior Priority Debt Parties), each additional Senior Representative (for itself and on behalf of the Additional Senior Debt Parties under the applicable Additional Senior Debt Facility), the Grantors, and each additional Junior Priority Representative (for itself and on behalf of the Additional Junior Priority Debt Parties under the applicable Additional Junior Priority Debt Facility) agree as follows:

ARTICLE I

Definitions

SECTION 1.01.  Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Senior Indenture as in effect on the date hereof or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional Junior Priority Debt” means any other Indebtedness of the Issuer or guaranteed by the Guarantors (and not guaranteed by any Subsidiary that is not a Guarantor), which Indebtedness and guarantees are secured by the Junior Priority Collateral on a junior priority basis to the Senior Obligations (and which are not secured by Liens on any assets of the Issuer or any other Grantor, other than the Junior Priority Collateral or which are not included in the Senior Collateral unless otherwise declined by the Senior Secured Parties pursuant to Section 2.04(a)); provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by the then extant Senior Debt Documents and Junior Priority Debt Documents and (ii) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof.

“Additional Junior Priority Debt Documents” means, with respect to any series, issue or class of Additional Junior Priority Debt, the promissory notes, indentures, credit agreements, note purchase agreements, the Junior Priority Collateral Documents or other operative agreements evidencing or governing such Indebtedness.

“Additional Junior Priority Debt Facility” means each indenture, credit agreement, note purchase agreement or other governing agreement with respect to any Additional Junior Priority Debt.

“Additional Junior Priority Debt Obligations” means, respect to any other series, issue or class of Additional Junior Priority Debt, (a) all principal of, and interest (including, without limitation, any interest, fees or expenses and other amounts (if any) which accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Junior Priority Debt and (b) all other amounts payable to the related Additional Junior Priority Debt Parties under the related Additional Junior Priority Debt Documents.

“Additional Junior Priority Debt Parties” means, with respect to any series, issue or class of Additional Junior Priority Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Junior Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Issuer or any other Grantor under any related Additional Junior Priority Debt Documents

“Additional Senior Debt” means any Indebtedness (other than Indebtedness constituting Senior Notes Obligations) that is issued, incurred or guaranteed by the Issuer and/or any Guarantor (and not guaranteed by any Subsidiary that is not a Guarantor) which Indebtedness and Guarantees are secured only by the Senior Collateral (and which are not secured by Liens on any assets of the Issuer or any other Grantor other than the Senior Collateral securing the Senior Notes Obligations) on a basis that is senior to the Junior Priority Debt Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Debt Document and Junior Priority Debt Document and (ii) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof.

“Additional Senior Debt Documents” means, with respect to any series, issue or class of Additional Senior Debt, the promissory notes, note purchase agreements, indentures, credit agreement, the Senior Collateral Documents or other operative agreements evidencing or governing such Indebtedness.

“Additional Senior Debt Facility” means each indenture, note purchase agreement, credit agreement or other governing agreement with respect to any Additional Senior Debt.

“Additional Senior Debt Obligations” means, with respect to any series, issue or class of Additional Senior Debt, all advances to, and debts, liabilities, obligations, covenants, and duties of, any Grantor arising under any Additional Senior Debt Documents or otherwise with respect to any obligation secured under the Additional Senior Debt Documents and entered into with any of the Grantors, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and expenses that accrue after the commencement by or against any Grantor of any Insolvency or Liquidation Proceeding under any bankruptcy law naming such Person as the debtor in such proceeding, regardless of whether such interest, fees or expenses are allowed claims in such proceeding and any renewals, replacements, Refinancings or extensions of the foregoing.

“Additional Senior Debt Parties” means, with respect to any series, issue or class of Additional Senior Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Senior Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Issuer or any Guarantor under any related Additional Senior Debt Documents.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state, provincial or foreign law for the relief of debtors.

“Class Debt” has the meaning assigned to such term in Section 8.09.

“Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Class Debt Representatives” has the meaning assigned to such term in Section 8.09.

“Collateral” means the Senior Collateral and the Junior Priority Collateral.

“Collateral Documents” means the Senior Collateral Documents and the Junior Priority Collateral Documents.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Debt Facility” means any Senior Facility and any Junior Priority Debt Facility.

“Designated Junior Priority Representative” means (i) the Initial Junior Priority Representative until such time as the Junior Priority Debt Facility under the Junior Priority Debt Documents ceases to be the only Junior Priority Debt Facility under this Agreement, (ii) the “Trustee” (or like term) under any Junior Priority Debt Facility that Refinances in full the Indebtedness outstanding under the Junior Priority Indenture, so long as such Junior Priority Debt Facility is the only Junior Priority Debt Facility under this Agreement, and (iii) thereafter, the Junior Priority Representative designated as the “Designated Junior Priority Representative” for purposes hereof from time to time by the Junior Priority Majority Representatives in a written notice to the Designated Senior Representative and the Issuer. The Senior Representative may treat the Initial Junior Priority Representative as Designated Junior Priority Representative until such time as it receives a notice as contemplated by the preceding sentence that the Initial Junior Priority Representative was replaced as Designated Junior Priority Representative.

“Designated Senior Representative” means (i) prior to the Discharge of Senior Notes Obligations, the Senior Agent and (ii) after the Discharge of Senior Notes Obligations, the applicable Senior Representative as may be specified in the applicable intercreditor arrangements among the applicable Senior Facilities.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge” means, with respect to any Debt Facility, the date on which the following shall have occurred (i) such Debt Facility and the Senior Obligations or Junior Priority Debt Obligations thereunder, as the case may be, are paid in full in cash (except for contingent indemnities to the extent no claim therefor has been asserted) and are no longer secured by, and no longer required to be secured by, such Shared Collateral pursuant to the terms of the documentation governing such Debt Facility, (ii) any letters of credit issued under the relevant Debt Facility have terminated or been cash collateralized or backstopped or “grandfathered” under a future credit facility (in the amount and form required under the applicable Debt Facility) and (iii) all commitments to lend or otherwise extend credit under such Debt Facility and the relevant Senior Debt Documents or Junior Priority Debt Documents have terminated. The term “Discharged” shall have a corresponding meaning.

“Discharge of Senior Obligations” means the date on which the Discharge of Senior Notes Obligations and the Discharge of each Additional Senior Debt Facility has occurred.

“Discharge of Senior Notes Obligations” means the date on which the Discharge occurs in respect of the Senior Notes Obligations; provided that the Discharge of Senior Notes Obligations shall not be deemed to have occurred in connection with a Refinancing of such Senior Notes Obligations with an Additional Senior Debt Facility secured by any Shared Collateral under one or more Additional Senior Debt Documents that has been designated in writing by the applicable Senior Representative to the Designated Senior Representative as the “Senior Indenture” for purposes of this Agreement.

“German Grantors” shall mean collectively the Grantors that are incorporated under the laws of the Federal Republic of Germany.

“Grantors” means the Issuer and each Subsidiary of the Issuer which has granted a security interest pursuant to any Collateral Document to secure any Secured Obligations.

“Initial Junior Priority Debt” means the Indebtedness of the Issuer and any other Grantor incurred pursuant to the Initial Junior Priority Debt Documents.

“Initial Junior Priority Debt Documents” means the Junior Priority Indenture and the other “Note Documents” as defined in the Junior Priority Indenture.

“Initial Junior Priority Debt Obligations” means the “Obligations” as defined in the Junior Priority Indenture (or similar term in any Refinancing thereof).

“Initial Junior Priority Debt Parties” means the “Secured Parties” as defined in the Junior Priority Indenture (or similar term in any Refinancing thereof).

“Initial Junior Priority Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor trustee (or similar term in any Refinancing thereof).

“Insolvency or Liquidation Proceeding” means:

(1)  any case or proceeding commenced by or against the Issuer or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Issuer or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Issuer or any other Grantor or any similar case or proceeding relative to the Issuer or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)  any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Issuer or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency;

(3)  any other proceeding of any type or nature in which substantially all claims of creditors of the Issuer or any other Grantor are determined and any payment or distribution is or may be made on account of such claims; or

(4)  any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to any Grantor or any of its assets.

“Intellectual Property” means (a) all intellectual property of every kind and nature, including that which is now owned or hereafter owned or acquired by any Grantor, including Patents, Copyrights, Trademarks, Licenses, trade secrets, the intellectual property rights in software and databases and related documentation, all registrations and recordations and all applications in connection therewith and all renewals and extensions thereof, (b) all rights to sue or otherwise recover for any past, present and future infringements, misappropriation, dilution, or other violations of the foregoing, (c) all Proceeds of the foregoing, and (d) all other rights corresponding thereto throughout the world.

“Issuer” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex II or Annex III hereof required to be delivered by a Representative to the Designated Senior Representative and the Designated Junior Priority Representative, as applicable, pursuant to Section 8.09 hereof in order to include an additional Debt Facility hereunder and to become the Representative hereunder for the Senior Secured Parties or Junior Priority Debt Parties, as the case may be, under such Debt Facility.

“Junior Priority Class Debt” has the meaning assigned to such term in Section 8.09.

“Junior Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Junior Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09.

“Junior Priority Collateral” means any “Collateral” as defined in any Junior Priority Debt Document or any other assets of the Issuer or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Junior Priority Collateral Document as security for any Junior Priority Debt Obligation.

“Junior Priority Collateral Documents” means the Collateral Documents (or similar term in any Refinancing thereof) as defined in the Junior Priority Indenture and each of the other collateral agreements, security agreements and other instruments and documents executed and delivered by the Issuer or any other Grantor for purposes of providing collateral security for any Junior Priority Debt Obligation.

“Junior Priority Indenture” means that certain Senior Secured Notes Indenture, dated as of November 13, 2025, among the Issuer, the Junior Trustee, the Initial Junior Priority Representative, and certain other parties party thereto (as the same may be amended, restated, amended and restated, extended, supplemented, waived or otherwise modified from time to time or refunded, Refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original trustee and holders or other trustee and holders or otherwise, and whether provided under the original Junior Priority Indenture or one or more other indentures or otherwise, including any agreement extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof, in each case as and to the extent permitted by the Junior Priority Indenture, unless such agreement, instrument or document expressly provides that it is not intended to be and is not a “Junior Priority Indenture” for purposes of this Agreement)).

“Junior Priority Debt” means (a) the Initial Junior Priority Debt and (b) any Additional Junior Priority Debt.

“Junior Priority Debt Documents” means (a) the Initial Junior Priority Debt Documents and (b) any Additional Junior Priority Debt Documents.

“Junior Priority Debt Facility” means (a) the Junior Priority Indenture and (b) any Additional Junior Priority Debt Facilities.

“Junior Priority Debt Obligations” means the (a) Initial Junior Priority Debt Obligations and (b) any Additional Junior Priority Debt Obligations.

“Junior Priority Debt Parties” means (a) the Initial Junior Priority Debt Parties and (b) any Additional Junior Priority Debt Parties.

“Junior Priority Lien” means the Liens on the Junior Priority Collateral in favor of Junior Priority Debt Parties under the Junior Priority Collateral Documents.

“Junior Priority Majority Representatives” means Junior Priority Representatives representing at least a majority of the then aggregate principal amount of Junior Priority Debt Obligations.

“Junior Priority Representative” means (a) in the case of the Initial Junior Priority Debt Obligations, the Initial Junior Priority Representative and the Junior Trustee and (b) in the case of any other Junior Priority Debt Facilities and the Junior Priority Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Junior Priority Debt Facility that is named as the representative in respect of such Junior Priority Debt Facility in the applicable Joinder Agreement (or otherwise designated in accordance with the terms hereof).

“Junior Trustee” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Payment Default” has the meaning provided in Section 2.01(b).

“Payment Blockage Notice” has the meaning provided in Section 2.01(b).

“Permitted Subordinated Indebtedness Interest Payments” means (a) all regularly scheduled cash payments of interest on the Junior Priority Debt Obligations by the Issuer pursuant to the terms of the Junior Priority Debt Documents as in effect on the date hereof or as modified in accordance with the terms of this Agreement and (b) the cash payment of interest in connection with the optional redemption, prepayment or refinancing of the Junior Priority Debt Obligations (in each case of clauses (a) and (b), to the extent permitted by the Senior Indenture).

“Permitted Subordinated Indebtedness Payments” means (a) Permitted Subordinated Indebtedness Principal Payments, (b) Permitted Subordinated Indebtedness Interest Payments, (c) reimbursement or payment of reasonable and documented costs, expenses (including legal fees) and indemnities, due and payable in accordance with the terms of the Junior Priority Debt Documents as in effect on the date hereof or as modified in accordance with the terms of this Agreement, (d) accrual (and not payment in cash) of default interest in accordance with the terms of the Junior Priority Debt Documents as in effect on the date hereof or as modified in accordance with the terms of this Agreement, (e) any payment of paid-in-kind interest pursuant to the terms of the Junior Priority Debt Documents and the accrual or capitalization of interest, fees or other amounts, whether pursuant to the terms of the Junior Priority Debt Documents or in lieu of cash payments that otherwise were prohibited under the terms of this Agreement (for the avoidance of doubt, excluding any cash payment made in respect of any such accrued or capitalized interest or any other cash payment), and (f) Reorganization Subordinated Securities.

“Permitted Subordinated Indebtedness Principal Payments” means (a) regularly scheduled cash payments of principal on the Junior Priority Debt Obligations by the Issuer, (b) the repayment of the entire amount of the Junior Priority Debt Obligations at the stated final maturity of the Junior Priority Debt Obligations (in each case of clauses (a) and (b), pursuant to the terms of the Junior Priority Debt Documents as in effect on the date hereof or as modified in accordance with the terms of this Agreement), and (c) payments to effect an optional redemption, prepayment or refinancing of the Junior Priority Debt Obligations (in each case of clauses (a) through (c), to the extent permitted by the Senior Indenture).

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Proceeds” means the proceeds of (a) any sale, lease, license, exchange, disposition, collection or other liquidation of Shared Collateral, (b) any payment or distribution made in respect of Shared Collateral (including any payment or distribution in an Insolvency or Liquidation Proceeding), (c) rights arising out of the loss, nonconformity or interference with the use of, defects or infringements of rights in, or damage to, the Shared Collateral, (d) rights arising out of the Shared Collateral, and (e) any amounts received by any Senior Representative or any Senior Secured Party from a Junior Priority Debt Party in respect of Shared Collateral pursuant to this Agreement.

“Recovery” has the meaning assigned to such term in Section 6.04.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay such Indebtedness, or to issue other Indebtedness or enter into alternative financing arrangements, in exchange or replacement for such Indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and, in each case, including, but not limited to, after the original instrument giving rise to such Indebtedness has been terminated and including, in each case, through any note purchase agreement, credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Release” has the meaning assigned to such term in Section 5.01(a).

“Reorganization Senior Securities” means any notes or other debt or equity securities issued in an Insolvency or Liquidation Proceeding in respect of all or any portion of the Senior Obligations.

“Reorganization Subordinated Securities” means any notes or other debt or equity securities issued in an Insolvency or Liquidation Proceeding in respect of all or any portion of the Junior Priority Debt Obligations pursuant to a confirmed plan of reorganization and that are (a) subordinated in right of payment and in all other respects to all Senior Obligations and any Reorganization Senior Securities at least to the same extent that the Junior Priority Debt Obligations are subordinated to Senior Obligations pursuant to the terms of this Agreement, (b) do not have the benefit of any obligation of any Person (whether as issuer, guarantor or otherwise) unless all Senior Obligations and Reorganization Senior Securities have at least the same benefit of the obligation of such Person, and (c) do not have any terms, and are not subject to or entitled to the benefit of any agreement or instrument that has terms, that are more burdensome to the issuer or other obligor thereunder than the terms contained in the Senior Debt Documents or Reorganization Senior Securities.

“Replacement Senior Obligations” has the meaning assigned to such term in Section 8.08.

“Representatives” means the Senior Representatives and the Junior Priority Representatives.

“SEC” means the United States Securities and Exchange Commission and any successor thereto.

“Secured Obligations” means the Senior Obligations and the Junior Priority Debt Obligations.

“Secured Parties” means the Senior Secured Parties and the Junior Priority Debt Parties.

“Senior Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor trustee as provided in Section 7.09 of the Senior Indenture; provided, however, that if the Senior Indenture is Refinanced, then all references herein to the Senior Agent shall refer to the trustee (or administrative agent or similar term) under the Senior Indenture so Refinanced.

“Senior Class Debt” has the meaning assigned to such term in Section 8.09.

“Senior Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Senior Class Debt Representative” has the meaning assigned to such term in Section 8.09.

“Senior Collateral” means any “Collateral” (or any equivalent term) as defined in any Senior Debt Document or any other assets of the Issuer or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Senior Collateral Document as security for any Senior Obligations.

“Senior Collateral Documents” means the “Collateral Documents” as defined in the Senior Indenture (or any similar term in any Refinancing thereof) and any accessions, supplements or joinders thereto and each of the collateral agreements, security agreements and other instruments and documents executed and delivered by the Issuer or any other Grantor for purposes of providing collateral security for any Senior Obligation.

“Senior Debt Documents” means (i) the Senior Indenture and the other “Note Documents” as defined in the Senior Indenture (or similar term in any Refinancing thereof) and (ii) any Additional Senior Debt Documents.

“Senior Facilities” means the Senior Indenture and any Additional Senior Debt Facilities.

“Senior Indenture” means that certain Senior Secured Notes Indenture, dated as of November 13, 2025 among the Issuer, the Senior Agent, the Senior Trustee, and the other parties party thereto (as the same may be amended, restated, amended and restated, extended, supplemented, waived or otherwise modified from time to time or refunded, Refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original Senior Agent and holders or other agents and holders or otherwise, and whether provided under the original Senior Indenture or one or more other indentures, note purchase agreements, credit agreements or otherwise, including any agreement extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof, in each case, as and to the extent permitted by the Senior Indenture, unless such agreement, instrument or document expressly provides that it is not intended to be and is not a Senior Indenture for purposes of this Agreement)).

“Senior Lien” means the Liens on the Senior Collateral in favor of the Senior Secured Parties under the Senior Collateral Documents.

“Senior Notes Obligations” means the “Obligations” as defined in the Senior Indenture (or similar term in any Refinancing thereof).

“Senior Notes Secured Parties” means the “Secured Parties” as defined in the Senior Indenture (or similar term in any Refinancing thereof).

“Senior Obligations” means the Senior Notes Obligations and any Additional Senior Debt Obligations, including, without limitation, any “Senior Obligations” set forth in Section 5.03(a).

“Senior Payment Default” means a default or event of default under any Senior Debt Document resulting from the failure of any Grantor to pay any principal, interest, fees, or any other amount due and payable under the Senior Debt Documents (including, for the avoidance of doubt, any default or event of default under Section 6.01(a)(1) or 6.01(a)(2) of the Senior Indenture).

“Senior Representative” means (i) in the case of any Senior Notes Obligations or the Senior Notes Secured Parties, the Senior Trustee and the Senior Agent and (ii) in the case of any Additional Senior Debt Facility and the Additional Senior Debt Parties thereunder (including with respect to any Additional Senior Debt Facility initially covered hereby on the date of this Agreement), the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Debt Facility that is named as the Representative in respect of such Additional Senior Debt Facility hereunder or in the applicable Joinder Agreement.

“Senior Secured Parties” means the Senior Notes Secured Parties and any Additional Senior Debt Parties.

“Senior Trustee” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Shared Collateral” means, at any time, Collateral in which the holders of Senior Obligations under at least one Senior Facility and the holders of Junior Priority Debt Obligations under at least one Junior Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the Senior Facilities, are deemed pursuant to Article II to hold a security interest).

“Swiss Grantor” means any Grantor incorporated and organized under the laws of Switzerland or which is considered to be tax resident in Switzerland for Swiss Withholding Tax purposes.

“Swiss Withholding Tax” shall mean taxes imposed under the Swiss Withholding Tax Act.

“Swiss Withholding Tax Act” shall mean the Swiss Federal Act on the Withholding Tax of 13 October 1965 (Bundesgesetz über die Verrechnungssteuer), together with the related ordinances, regulations and guidelines, all as amended and applicable from time to time.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided, further, that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” or “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction from time to time for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

SECTION 1.02.   Interpretive Provision. The interpretive provisions contained in Article I of the Senior Indenture are incorporated herein, mutatis mutandis, as if a part hereof.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01.   Subordination.

(a)  Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Junior Priority Representative or any Junior Priority Debt Parties on the Shared Collateral or of any Liens granted to any Senior Representative or any other Senior Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Junior Priority Debt Document or any Senior Debt Document or any other circumstance whatsoever, each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby agrees that (a) any Lien on the Shared Collateral securing or purporting to secure any Senior Obligations now or hereafter held by or on behalf of any Senior Representative or any other Senior Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing or purporting to secure any Junior Priority Debt Obligations and (b) any Lien on the Shared Collateral securing or purporting to secure any Junior Priority Debt Obligations now or hereafter held by or on behalf of any Junior Priority Representative, any Junior Priority Debt Parties or any Junior Priority Representative or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing or purporting to secure any Senior Obligations. All Liens on the Shared Collateral securing or purporting to secure any Senior Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing or purporting to secure any Junior Priority Debt Obligations for all purposes, whether or not such Liens securing or purporting to secure any Senior Obligations are subordinated to any Lien securing any other obligation of the Issuer, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

(b)  Notwithstanding any provision of the Junior Priority Debt Documents to the contrary and in addition to any other limitations set forth herein or therein, (i) except for Permitted Subordinated Indebtedness Payments to the extent and in the manner set forth herein, (x) all Junior Priority Debt Obligations are subordinated and junior in right of payment to all Senior Obligations, such that the Senior Secured Parties shall be entitled to receive payment in full in cash of the amounts constituting the Senior Obligations before any Junior Priority Debt Party is entitled to receive any payment or other distribution on account of the Junior Priority Debt Obligations and (y) no Grantor may make, and no Junior

Priority Debt Party may receive, any payment (whether made in cash, securities or other property or by set-off, recoupment, redemption, purchase or acquisition of indebtedness or any other similar rights) of principal, interest or any other amount with respect to the Junior Priority Debt Obligations, and no Junior Priority Debt Party shall exercise any right of set-off or recoupment with respect to any Junior Priority Debt Obligations, until the Discharge of Senior Obligations, (ii) no Grantor may make, and no Junior Priority Debt Party may receive, any Permitted Subordinated Indebtedness Principal Payment or Permitted Subordinated Indebtedness Interest Payment if, at the time of such payment or immediately after giving effect thereto (a) a Senior Payment Default exists, (b) the maturity of the Senior Obligations has been accelerated due to the occurrence of an event of default in accordance with the terms of the Senior Debt Documents or (c) any other default (a “Non-Payment Default”) occurs and is continuing under any Senior Debt Document that permits the Senior Secured Parties to accelerate the maturity of the Senior Obligations and the Issuer receives a notice of such default (a “Payment Blockage Notice”) from the Senior Representative and (iii) until the Discharge of Senior Obligations, if any payment (whether made in cash, securities or other property or by set-off, recoupment, redemption, purchase or acquisition of indebtedness or any other similar rights) of principal, interest or any other amount with respect to the Junior Priority Debt Obligations is made in contravention of this Agreement, then such payment or distribution shall be held by the Junior Priority Debt Party in trust for the benefit of, and shall be promptly paid over or delivered to, the Designated Senior Representative for the benefit of Senior Secured Parties for application to the Senior Obligations.

(c)  The Grantors may resume making Permitted Subordinated Indebtedness Principal Payments and Permitted Subordinated Indebtedness Interest Payments (and may make any Permitted Subordinated Indebtedness Principal Payments or Permitted Subordinated Indebtedness Interest Payments missed due to the application of this Section 2.01) in respect of the Junior Priority Debt Obligations or any judgment with respect thereto: (i) in the case of a Senior Payment Default, upon the earlier to occur of (x) a cure or waiver (as evidenced by a written waiver or acknowledgement of cure, as applicable, from the holders of a majority in the aggregate principal amount of the outstanding Notes (as defined in the Senior Indenture) to the Senior Trustee and provided to the Issuer) of all Senior Payment Defaults in accordance with the terms of the Senior Debt Documents or (y) the occurrence of the Discharge of Senior Obligations or (ii) in the case of a Non-Payment Default, upon the earliest to occur of (x) the cure or waiver (as evidenced by a written waiver or acknowledgement of cure, as applicable, from the holders of a majority in the aggregate principal amount of the outstanding Notes (as defined in the Senior Indenture) to the Senior Trustee and provided to the Issuer) thereof in accordance with the terms of the Senior Debt Documents, (y) the date the Issuer receives a notice from the Senior Representative rescinding the Payment Blockage Notice, or (z) the occurrence of the Discharge of Senior Obligations.

SECTION 2.02.   Nature of Senior Lender Claims. Each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, acknowledges that (a) a portion of the Senior Obligations may be revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Debt Documents and the Senior Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the Senior Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Obligations may be increased, in each case, without notice to or consent by any Junior Priority Representatives or any Junior Priority Debt Parties and without affecting the provisions hereof. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, supplement or other modification, or any Refinancing, of either the Senior Obligations or the Junior Priority Debt Obligations, or any portion thereof. As between the Issuer and the other Grantors and the Junior Priority Debt Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Issuer and the Grantors contained in any Junior Priority Debt Document with respect to the incurrence of additional Senior Obligations.

SECTION 2.03.   Prohibition on Contesting Liens. Each of the Junior Priority Representatives, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing, or the allowability or value of any claims asserted with respect to, any Senior Obligations held (or purported to be held) by or on behalf of any Senior Representative or any of the other Senior Secured Parties or other agent or trustee therefor in any Senior Collateral, and each Senior Representative, for itself and on behalf of each Senior Secured Party under its Senior Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing, or the allowability or value of any claims asserted with respect to, any Junior Priority Debt Obligations held (or purported to be held) by or on behalf of any of any Junior Priority Representative or any of the Junior Priority Debt Parties in the Junior Priority Collateral. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Senior Representative to enforce this Agreement (including the priority of the Liens securing the Senior Obligations as provided in Section 2.01) or any of the Senior Debt Documents.

SECTION 2.04.   No New Liens.

(a)  Subject to the terms hereof, the parties hereto agree that, so long as the Discharge of Senior Obligations has not occurred, (i) none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Junior Priority Debt Obligation unless it has granted, or substantially concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Senior Obligations (unless each Senior Representative (as directed by holders of the Notes (as defined in the Senior Indenture) pursuant to the terms of the Senior Indenture) has declined such grant in writing (including via email) on behalf of the applicable Senior Secured Parties) and (ii) if any Junior Priority Representative or any Junior Priority Debt Party shall hold any Lien on any assets or property of any Grantor securing any Junior Priority Debt Obligations that are not also subject to the first-priority Liens securing all Senior Obligations under the Senior Collateral Documents, such Junior Priority Representative or Junior Priority Debt Party (x) shall notify in writing the Designated Senior Representative promptly upon becoming aware thereof and, unless each Senior Representative (as directed by holders of the Notes (as defined in the Senior Indenture) pursuant to the terms of the Senior Indenture) has declined such grant in writing (including via email) on behalf of the applicable Senior Secured Parties, such Grantor shall promptly grant a similar Lien on such assets or property to each Senior Representative as security for the Senior Obligations, and such Junior Priority Representative or Junior Priority Debt Party shall assign such Lien to the Designated Senior Representative as security for all Senior Obligations for the benefit of the Senior Secured Parties (but may retain a junior lien on such assets or property subject to the terms hereof) and (y) until such assignment or such grant of a similar Lien to each Senior Representative, shall be deemed to also hold and have held such Lien for the benefit of each Senior Representative and the other Senior Secured Parties as security for the Senior Obligations, subject to the Lien priorities set forth in this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to any Senior Representative or any other Senior Secured Party, each Junior Priority Representative agrees, for itself and on behalf of the other Junior Priority Debt Parties, that any amounts received by or distributed to any Junior Priority Debt Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04 shall be subject to Section 4.01 and Section 4.02.

(b)  The existence of a maximum claim with respect to any real property subject to a mortgage, which applies to all Secured Obligations, shall not be deemed to be a difference in Collateral among any series, issue or class of Senior Obligations or Junior Priority Debt Obligations.

SECTION 2.05.   Perfection of Liens. Except for the limited agreements of the Senior Representatives expressly set forth in Section 5.05 hereof, none of the Senior Representatives or the Senior Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Junior Priority Representatives or the Junior Priority Debt Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Secured Parties and the Junior Priority Debt Parties and shall not impose on the Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives, the Junior Priority Debt Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

ARTICLE III

Enforcement

SECTION 3.01.   Exercise of Remedies.

(a)  So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Issuer or any other Grantor, (i) neither any Junior Priority Representative nor any Junior Priority Debt Party will (w) file or commence any Insolvency or Liquidation Proceeding against the Issuer or any other Grantor, (x) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Shared Collateral in respect of any Junior Priority Debt Obligations or otherwise commence, or join with any Person (other than the Senior Secured Parties and the Senior Representatives upon the request of the Designated Senior Representative) in commencing, any action or proceeding with respect to such rights or remedies (including any enforcement, collection, execution, levy or foreclosure action or proceeding, with respect to any Lien held by it on the Shared Collateral under any of the Junior Priority Debt Documents or otherwise in respect of the Junior Priority Debt Obligations), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Shared Collateral or any other Senior Collateral by any Senior Representative or any Senior Secured Party in respect of the Senior Obligations, the exercise of any right by any Senior Representative or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Representative or any Senior Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the Senior Debt Documents or otherwise in respect of the Senior Collateral or the Senior Obligations, or (z) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of Senior Obligations and (ii) except as otherwise provided herein, the Senior Representatives and the Senior Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff or recoupment and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral without any consultation with or the consent of any Junior Priority Representative or any Junior Priority Debt Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Issuer or any other Grantor, any Junior Priority Representative may file a claim, proof of claim or statement of interest with respect to the Junior Priority Debt Obligations under its Junior Priority Debt Facility and (B) any Junior Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the Senior Obligations or the rights of the Senior Representatives or the Senior Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral (in each case of clauses (A) and (B) above, solely to the extent such action is not in violation of, or otherwise inconsistent with, any other provision of this Agreement or contrary to the Lien priorities set forth in this Agreement). In exercising rights and remedies with respect to the Senior Collateral, the Senior Representatives and the Senior Secured Parties may enforce the provisions of the Senior Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)  So long as the Discharge of Senior Obligations has not occurred, each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that it will not take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Shared Collateral in respect of Junior Priority Debt Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a), the sole right of the Junior Priority Representatives and the Junior Priority Debt Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Junior Priority Debt Obligations pursuant to the Junior Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations has occurred.

(c)  Subject to the proviso in clause (ii) of Section 3.01(a), (i) each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that neither such Junior Priority Representative nor any such Junior Priority Debt Party will take any action that would hinder, interfere with, or delay any exercise of remedies undertaken by any Senior Representative or any Senior Secured Party with respect to the Shared Collateral under the Senior Debt Documents, including any sale, lease, exchange, transfer or other disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby waives any and all rights it or any such Junior Priority Debt Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Representatives or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Senior Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Representative or any other Senior Secured Party is adverse to the interests of the Junior Priority Debt Parties.

(d)  Each Junior Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Junior Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Representatives or the Senior Secured Parties with respect to the Senior Collateral as set forth in this Agreement and the Senior Debt Documents.

(e)  Until the Discharge of Senior Obligations, the Designated Senior Representative (or any Person authorized by it) (in the case of the Senior Agent, acting at the direction of the Required Noteholders (as defined in the Senior Indenture)) shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Discharge of Senior Obligations, the Designated Junior Priority Representative (or any Person authorized by it) who may be instructed by the Junior Priority Majority Representatives shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Junior Priority Representative (or any Person authorized by it) who may be instructed by the Junior Priority Majority Representatives shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Junior Priority Debt

Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Junior Priority Representatives, or for the taking of any other action authorized by the Junior Priority Collateral Documents; provided, however, that nothing in this Section shall impair the right of any Junior Priority Representative or other agent or trustee acting on behalf of the Junior Priority Debt Parties to take such actions with respect to the Collateral after the Discharge of Senior Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Junior Priority Debt Parties or the Junior Priority Debt Obligations.

SECTION 3.02.   Cooperation. The Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party, agrees that unless and until the Discharge of Senior Obligations has occurred, it will not commence, or join with any other Person (other than the Senior Representative and Senior Secured Parties) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral or any other collateral under any of the applicable Junior Priority Debt Documents or otherwise in respect of the applicable Junior Priority Debt Obligations relating to the Shared Collateral.

SECTION 3.03.   Actions upon Breach. Should any Junior Priority Representative or any Junior Priority Debt Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any Senior Representative or other Senior Secured Party (in its or their own name or in the name of the Issuer or any other Grantor) or the Issuer or any other Grantor may obtain relief against such Junior Priority Representative or such Junior Priority Debt Party by injunction, specific performance or other appropriate equitable relief. Each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby (i) agrees that the Senior Secured Parties’ damages from the actions of the Junior Priority Representatives or any Junior Priority Debt Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Senior Secured Parties cannot demonstrate damage or be made whole by the awarding of money, (ii) agrees that the Issuer’s and the other Grantors’ damages from the actions of the Junior Priority Representative or any other Junior Priority Debt Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Issuer or any other Grantor cannot demonstrate damage or be made whole by the awarding of damages, and (iii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Representative or any other Senior Secured Party.

ARTICLE IV

Payments

SECTION 4.01.   Application of Proceeds. After an Event of Default (as defined therein) under any Senior Debt Document has occurred and until such Event of Default is cured or waived, so long as the Discharge of Senior Obligations has not occurred, any Shared Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of remedies or (except as otherwise set forth in Article VI) in any Insolvency or Liquidation Proceeding shall be applied by the Designated Senior Representative to the Senior Obligations in such order as specified in the relevant Senior Debt Documents until the Discharge of Senior Obligations has occurred. Upon the Discharge of Senior Obligations, each applicable Senior Representative shall deliver promptly to the Designated Junior Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Junior Priority Representative to the Junior Priority Debt Obligations in such order as specified in the relevant Junior Priority Debt Documents.

SECTION 4.02.   Payments Over. Unless and until the Discharge of Senior Obligations has occurred and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, any Shared Collateral or Proceeds thereof or other distributions on account of the Junior Priority Debt or any payment or distribution of any kind or character, whether in cash, property or securities on account of the Junior Priority Debt (other than Permitted Subordinated Indebtedness Payments as permitted herein) received by any Junior Priority Representative or Junior Priority Debt Party in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the Shared Collateral, (except as otherwise set forth in Article VI) in any Insolvency or Liquidation Proceeding (including any distributions received by the Junior Priority Representative or any Junior Priority Debt Party) or otherwise in contravention of this Agreement (including Sections 2.01(b) and (c)) shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Senior Representative for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Designated Senior Representative is hereby authorized to make any such endorsements as agent for each of the Junior Priority Representatives or any such Junior Priority Debt Party. This authorization is coupled with an interest and is irrevocable.

ARTICLE V

Other Agreements

SECTION 5.01.   Releases.

(a)  Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that (i) (x) if in connection with any sale, transfer or other disposition or release of any Shared Collateral by any Grantor (other than in connection with any enforcement or exercise of rights or remedies with respect to the Shared Collateral which shall be governed by clause (ii)) not prohibited under the terms of the Senior Debt Documents or consented to by the holders of Senior Obligations under the Senior Debt Documents (other than in connection with the Discharge of Senior Obligations) or (y) if the Senior Liens on any Shared Collateral have been or are being otherwise released by the Designated Senior Representative, for itself and on behalf of the other Senior Secured Parties, in connection with a Subsidiary that is released from its guarantee under the Senior Debt Documents and the Junior Priority Debt Documents (in each case, pursuant to, and in accordance with, the Senior Debt Documents and the Junior Priority Debt Documents) or (ii) if in connection with the enforcement or exercise of any rights or remedies with respect to the Shared Collateral, including any sale, transfer or other disposition of Collateral, the Designated Senior Representative, for itself and on behalf of the other Senior Secured Parties releases any of the Senior Liens on the Shared Collateral (a “Release”), then the Liens on such Shared Collateral securing any Junior Priority Debt Obligations shall (whether or not any Insolvency or Liquidation Proceeding is pending at such time) be automatically, unconditionally and simultaneously released without further action, and each Junior Priority Representative shall, for itself and on behalf of the other applicable Junior Priority Class Debt Parties, promptly execute and deliver to the Designated Senior Representative and the applicable Grantors such termination statements, releases and other documents as the Designated Senior Representative or any applicable Grantor may reasonably request and the applicable Grantor prepares to effectively confirm such Release. Similarly, if the equity interests of any Person are foreclosed upon or otherwise disposed of or released pursuant to clause (i) or (ii) above and in connection therewith the Designated Senior Representative releases the Senior Liens on the property or assets of such Person or releases such Person from its guarantee of Senior Obligations, then the Junior Priority Lien on such property or assets of such Person and such Person’s guarantee of Junior Priority Debt Obligations shall be automatically released to the same extent. Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Junior Priority Representative, for itself and on behalf of the Junior Priority Debt Parties under its Junior Priority Debt Facility, to release the Liens on the Junior Priority Collateral as set forth in the relevant Junior Priority Debt Documents.

(b)  Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby irrevocably constitutes and appoints (without obligating) the Designated Senior Representative and any officer or agent of the Designated Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Junior Priority Representative or such Junior Priority Debt Party or in the Designated Senior Representative’s own name, from time to time in the Designated Senior Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release. Subject to the applicable terms and provisions of the Senior Debt Documents to which it is a party, the Designated Senior Representative hereby agrees to take action reasonably requested by the Grantors to carry out the terms of this Section 5.01(b) or to accomplish the purposes of Section 5.01(a).

(c)  Unless and until the Discharge of Senior Obligations has occurred, each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby consents to the application, whether prior to or after an Event of Default (as defined in any Senior Debt Document), of Proceeds of Shared Collateral to the repayment of Senior Obligations pursuant to the Senior Debt Documents; provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Junior Priority Representatives or the Junior Priority Debt Parties to receive Proceeds in connection with the Junior Priority Debt Obligations not otherwise in contravention of this Agreement.

(d)  Notwithstanding anything to the contrary in any Junior Priority Collateral Document, in the event that the terms of a Senior Collateral Document and a Junior Priority Collateral Document each require any Grantor to (i) make payment in respect of any item of Shared Collateral, (ii) deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both the Designated Senior Representative and any Junior Priority Representative or Junior Priority Debt Party, such Grantor may, until the applicable Discharge of Senior Obligations has occurred, comply with such requirement under the Junior Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated Senior Representative; provided, notwithstanding anything to the contrary, any action or compliance with respect to the foregoing by any Grantor shall not cause a default or event of default to exist under any Senior Debt Document or any Junior Priority Debt Document.

SECTION 5.02.   Insurance and Condemnation Awards. Unless and until the Discharge of Senior Obligations has occurred, the Designated Senior Representative and the Senior Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Debt Documents, (a) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral, in each case, in accordance with the Senior Debt Documents. Unless and until the Discharge of Senior Obligations has occurred, all Proceeds of any such policy and any such award in respect of the Shared Collateral shall be paid (i) first, prior to the occurrence of the Discharge of Senior Obligations, to the Designated Senior Representative for the benefit of Senior Secured Parties pursuant to the terms of the Senior Debt Documents and/or, if permitted to be paid to the Junior Priority Debt Parties under the Senior Debt Documents (as in effect on the date hereof or as amended in accordance with the terms hereof), to the Junior Priority Debt Parties, (ii) second, after the occurrence of the Discharge of Senior Obligations, to the Designated Junior Priority Representative for the benefit of the Junior Priority Debt Parties pursuant to the terms of the applicable Junior Priority Debt Documents, and (iii) third, after the occurrence of the Discharge of Senior Obligations, if no Junior Priority Debt Obligations are outstanding (other than unasserted contingent indemnification obligations and expense reimbursement obligations or if permitted to be paid to such owner under the Senior Debt Documents and the Junior Priority Debt Documents), to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Junior Priority Representative or any Junior Priority Debt Party shall, at any time, receive any Proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such Proceeds over to the Designated Senior Representative in accordance with the terms of Section 4.02.

SECTION 5.03.   Amendments to Debt Documents.

(a)  The Senior Debt Documents may be amended, restated, amended and restated, extended, supplemented or otherwise modified in accordance with their terms, and the Senior Obligations may be Refinanced or replaced, in whole or in part, in each case, without the consent of any Junior Priority Representative or any Junior Priority Debt Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, however, that, without the consent of the Designated Junior Priority Representatives, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene any provision of this Agreement.

(b)  Without the prior written consent of the Senior Representatives (as directed by holders of the Notes (as defined in the Senior Indenture) pursuant to the terms of the Senior Indenture), no Junior Priority Debt Document may be amended, restated, amended and restated, extended, supplemented or otherwise modified, or entered into, and no Indebtedness under the Junior Priority Debt Documents may be Refinanced, to the extent such amendment, restatement, supplement or modification or Refinancing, or the terms of such new Junior Priority Debt Document, would contravene the provisions of this Agreement. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that each Junior Priority Collateral Document under its Junior Priority Debt Facility shall include the following language (or language to similar effect reasonably approved by the Designated Senior Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to Wilmington Trust, National Association, as collateral agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to Wilmington Trust, National Association, as collateral agent, pursuant to or in connection with the Senior Secured Notes Indenture, dated as of November 13, 2025 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time), among Fossil Group, Inc., a Delaware corporation, Wilmington Trust, National Association, as trustee and as collateral agent, and (ii) the exercise of any right or remedy by the Junior Priority Representative hereunder is subject to the limitations and provisions of the Intercreditor Agreement, dated as of November 13, 2025 (as amended, restated, extended, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Fossil Group, Inc., a Delaware corporation, and its respective subsidiaries and affiliated entities party thereto, Wilmington Trust, National Association, as the Senior Agent, and Wilmington Trust, National Association, as the Initial Junior Priority Representative. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.”

(c)  In the event that any Senior Representative and/or the Senior Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Representatives, the Senior Secured Parties, the Issuer or any other Grantor thereunder (including the release of any Liens in Senior Collateral and/or the release of any Grantor of its guaranty of the Senior Notes Obligations) in a manner that is applicable to all Senior Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Junior Priority Collateral Document without the consent of any Junior Priority Representative or any Junior Priority Debt Party and without any action by any Junior Priority Representative, the Issuer or any other Grantor; provided, however, that no such amendment, waiver or consent shall (A) remove assets subject to the Junior Priority Liens or release any such Liens, except to the extent that such release is permitted or required by Section 5.01(a) and provided that there is a substantially concurrent release of the corresponding Senior Liens or (B) impose duties that are adverse on any Junior Priority Representative without its prior written consent.

SECTION 5.04.   No Rights as Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Junior Priority Representatives and the Junior Priority Debt Parties hereby irrevocably waive any rights or remedies that the Junior Priority Debt Parties have as unsecured creditors against the Issuer and any other Grantor. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Representatives or the Senior Secured Parties may have with respect to the Senior Collateral.

SECTION 5.05.   Gratuitous Bailee for Perfection.

(a)  Each Senior Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations on any Shared Collateral that can be perfected by the possession, control, or notation, of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of, or notation, in the name of, such Senior Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, the applicable Senior Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the relevant Junior Priority Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Junior Priority Collateral Documents or granting rights in or access to any Shared Collateral subject to such landlord waiver or bailee’s letter or any similar agreement or arrangement and subject to the terms and conditions of this Section 5.05.

(b)  In the event that any Senior Representative (or its agents or bailees) has Lien filings against Intellectual Property that is part of the Shared Collateral that are necessary for the perfection of Liens in such Shared Collateral, such Senior Representative agrees to hold such Liens as gratuitous bailee

(such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the relevant Junior Priority Representatives and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Junior Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(c)  Except as otherwise specifically provided herein, until the Discharge of Senior Obligations has occurred, the Senior Representatives and the Senior Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Senior Debt Documents as if the Liens under the Junior Priority Collateral Documents did not exist. The rights of the Junior Priority Representatives and the Junior Priority Debt Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d)  The Senior Representatives and the Senior Secured Parties shall have no obligation whatsoever to the Junior Priority Representatives or any Junior Priority Debt Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except for the limited agreements of the Senior Representatives expressly set forth in this Section 5.05. The duties or responsibilities of the Senior Representatives under this Section 5.05 shall be limited solely to holding, controlling, or being notated on, the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Section 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code, to the extent applicable) for the relevant Junior Priority Representative for purposes of perfecting the Lien held by such Junior Priority Representative.

(e)  The Senior Representatives shall not have by reason of the Junior Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Junior Priority Representative or any Junior Priority Debt Party, and each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby waives and releases the Senior Representatives from all claims and liabilities arising pursuant to the Senior Representatives’ roles under this Section 5.05 as gratuitous bailees with respect to the Shared Collateral.

(f)  Upon the Discharge of Senior Obligations, each applicable Senior Representative shall, at the Grantors’ written request and sole cost and expense, (i) (A) deliver to the Designated Junior Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds thereof, held or controlled by such Senior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign, without recourse, representation or warranty, its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral or in connection with notations on certificates of title or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier, and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Junior Priority Representative is entitled to approve any awards granted in such proceeding; provided that any necessary documentation in connection with the actions contemplated by this sentence shall be prepared by the applicable Grantors and otherwise reasonably acceptable to the applicable Senior Representative. The Issuer and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Senior Representative for loss or damage suffered by such Senior Representative as a result of such transfer, except for loss or damage suffered by any such Person as a result of its own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. The Senior Representatives have no obligations to follow instructions from any Junior Priority Representative or any other Junior Priority Debt Party in contravention of this Agreement. No Senior Representative shall have any liability to any Junior Priority Debt Party.

(g)  None of the Senior Representatives nor any of the other Senior Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Issuer or any Subsidiary to any Senior Representative or any Senior Secured Party under the Senior Debt Documents or any assurance of payment in respect thereof or to any Junior Priority Debt Party, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 5.06.   When Discharge of Senior Obligations Deemed To Not Have Occurred. If, at any time substantially concurrently with or after the Discharge of Senior Obligations has occurred, the Issuer or any Subsidiary consummates any Refinancing or incurs any Senior Obligations (other than in respect of the payment of indemnities surviving the Discharge of Senior Obligations), then such Discharge of Senior Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation, consummation or incurrence as a result of the occurrence of such first Discharge of Senior Obligations) and the applicable agreement governing such Senior Obligations shall automatically be treated as a Senior Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Senior Obligations shall be the Senior Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new Senior Representative), each Junior Priority Representative (including the Designated Junior Priority Representative) shall promptly (a) enter into such documents and agreements (at the expense of the Issuer), including amendments or supplements to this Agreement, as the Issuer or such new Senior Representative shall reasonably request in writing in order to provide the new Senior Representative the rights of a Senior Representative contemplated hereby, (b) deliver to such Senior Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds thereof, held or controlled by such Junior Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights in or access to Shared Collateral or in connection with notations on certificates of title, (c) upon the reasonable request of any applicable Grantor, notify any applicable insurance carrier that the new Senior Representative is entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (d) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Senior Representative is entitled to approve any awards granted in such proceeding.

ARTICLE VI

Insolvency or Liquidation Proceedings.

SECTION 6.01.   Financing Issues. Until the Discharge of Senior Obligations has occurred, if the Issuer or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any Senior Representative or any Senior Secured Party shall desire to consent (or not object) to the sale, use or lease of cash or other collateral or to consent (or not object) to the Issuer’s or any other Grantor’s obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), then each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that it will raise no objection to, will not support any objection to, and will not otherwise contest such sale, use or lease of such cash or other collateral or such DIP Financing and, except to the extent permitted by the proviso in clause (ii) of Section 3.01(a) and Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Junior Priority Debt Obligations are so subordinated to Liens securing Senior Obligations under this Agreement, (y) any adequate protection Liens granted to the Senior Secured Parties, and (z) to any “carve-out” for professional and United States Trustee fees agreed to by the Senior Representatives. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, further agrees that, until the Discharge of Senior Obligations has occurred, it will raise no (a) objection to (and will not otherwise contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations made by any Senior Representative or any other Senior Secured Party, (b) objection to (and will not otherwise contest) any lawful exercise by any Senior Secured Party of the right to credit bid Senior Obligations at any sale in foreclosure of Senior Collateral or under Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, (c) objection to (and will not otherwise contest) any other request for judicial relief made in any court by any Senior Secured Party relating to the lawful enforcement of any Lien on Senior Collateral, or (d) objection to (and will not otherwise contest or oppose) any order relating to a sale or other disposition of assets of any Grantor (including under Section 363 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law) for which any Senior Representative has consented or not objected that provides, to the extent such sale or other disposition is to be free and clear of Liens, that the Liens securing the Senior Obligations and the Junior Priority Debt Obligations will attach to the Proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the Senior Obligations rank to the Liens on the Shared Collateral securing the Junior Priority Debt Obligations pursuant to this Agreement. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that notice received two (2) Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such financing shall be adequate notice. In no event shall the Junior Priority Representative or any Junior Priority Debt Party (i) offer to provide, or propose, any DIP Financing to any Grantor or (ii) credit bid any Junior Priority Debt Obligations, in each case without the written consent of the Senior Representatives unless the Senior Obligations would be indefeasibly paid in full in cash with the first proceeds of such DIP Financing or credit bid.

SECTION 6.02.   Relief from the Automatic Stay. Until the Discharge of Senior Obligations has occurred, each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated Senior Representative.

SECTION 6.03.   Adequate Protection. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that none of them shall (A) object, contest or support any other Person objecting to or contesting, and shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right to contest, (a) any request by any Senior Representative or any Senior Secured Parties for adequate protection, (b) any objection by any Senior Representative or any Senior Secured Parties to any motion, relief, action or proceeding based on any Senior Representative’s or Senior Secured Party’s claiming a lack of adequate protection, or (c) the allowance and/or payment of interest, fees, expenses or other amounts of any Senior Representative or any other Senior Secured Party under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or (B) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, no Junior Priority Representative or Junior Priority Debt Party shall be entitled (and the Junior Priority Representatives and Junior Priority Debt Parties shall be deemed to have irrevocably, absolutely, and unconditionally waived any right) to seek or otherwise be granted any type of adequate protection with respect to its interests in the Collateral; provided, however, that (i) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral and/or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (other than in a role of DIP Financing provider), then each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, may seek or request adequate protection in the form of a Lien on such additional or replacement collateral and/or a superpriority claim (as applicable), which (A) Lien is subordinated to the Liens securing or providing adequate protection for, or claims with respect to, all Senior Obligations and such DIP Financing (and all obligations relating thereto and any “carve-out”) on the same basis as the other Liens securing the Junior Priority Debt Obligations are subordinated to the Liens securing Senior Obligations under this Agreement and/or (B) superpriority claim is subordinated to all superpriority claims of the Senior Secured Parties on the same basis as the other claims of the Junior Priority Debt Parties on the same basis that the other claims of the Junior Priority Debt Parties are subordinated to the claims of the Senior Secured Parties under this Agreement, and each Junior Priority Representative, on behalf of itself and the Junior Priority Debt Parties, shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims, (ii) in the event any Junior Priority Representatives, for themselves and on behalf of the Junior Priority Debt Parties under their Junior Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted in the form of a Lien on additional or replacement collateral and/or a superpriority claim (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement), then such Junior Priority Representatives, for themselves and on behalf of each Junior Priority Debt Party under their Junior Priority Debt Facilities, agree that each Senior Representative shall also be granted a senior Lien on such additional or replacement collateral and/or a superpriority claim (as applicable) as security and adequate protection for the Senior Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral and/or superpriority claim securing or providing adequate protection for the Junior Priority Debt Obligations shall be subordinated to the Liens on such collateral securing, and claims with respect to, the Senior Obligations and any such DIP Financing (and all obligations relating thereto and any “carve-out”) and any other Liens and superpriority claims granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens securing the Junior Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement so long as (1) each such Junior Priority Representative, on behalf of itself and the Junior Priority Debt Parties, shall have irrevocably agreed pursuant to Section 1129(a)(9) of the Bankruptcy Code, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims, and (2) to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Junior Priority Debt Party pursuant to or as a result of any Lien on such additional or replacement collateral so granted to the Junior Priority Debt Parties shall be subject to Section 4.02, and/or (iii) in the event any Junior Priority Representatives, for themselves and on behalf of the other Junior Priority Debt Parties under their Junior Priority Debt Facilities, are granted adequate protection (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a superpriority claim, then such Junior Priority

Representatives, for themselves and on behalf of each other Junior Priority Debt Party under their respective Junior Priority Debt Facilities, agree that each Senior Representative shall also be granted adequate protection in the form of a superpriority claim, which superpriority claim shall be senior to the superpriority claim of the Junior Priority Debt Parties (and, to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Junior Priority Debt Party pursuant to or as a result of any such superpriority claim so granted to the Junior Priority Debt Parties shall be subject to Section 4.02). Each Junior Priority Representative, on behalf of itself and each applicable Junior Priority Debt Party, agrees that (a) any adequate protection provided to the Junior Priority Debt Parties may be paid under any plan of reorganization in any combination of cash, indebtedness, equity or other property and (b) the Junior Priority Debt Parties shall not seek adequate protection in the form of payments for current post-petition fees and expenses and/or any other cash payments.

SECTION 6.04.   Preference Issues. If any Senior Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Issuer or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as Proceeds of security, enforcement of any right of setoff or recoupment or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 6.05.   Separate Grants of Security and Separate Classifications. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Collateral Documents and the Junior Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Junior Priority Debt Obligations are fundamentally different from the Senior Obligations and must be separately classified in any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement or restructuring proposed, confirmed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Secured Parties and the Junior Priority Debt Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby acknowledges and agrees that all distributions from the Shared Collateral shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral, with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Junior Priority Debt Parties), the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, fees, expenses and other claims, all amounts owing in respect of post-petition interest, fees and expenses (whether or not allowed or allowable in such Insolvency or Liquidation Proceeding) before any distribution from the Shared Collateral is made in respect of the Junior Priority Debt Obligations, with each Junior Priority Representative, for itself and on behalf of each

Junior Priority Debt Party under its Junior Priority Debt Facility, hereby acknowledging and agreeing to turn over to the Designated Senior Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Junior Priority Debt Parties.

SECTION 6.06.   No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Representative or any other Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Junior Priority Debt Party, including the seeking by any Junior Priority Debt Party of adequate protection or the asserting by any Junior Priority Debt Party of any of its rights and remedies under the Junior Priority Debt Documents or otherwise.

SECTION 6.07.   Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and Proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

SECTION 6.08.   Other Matters. To the extent that any Junior Priority Representative or any Junior Priority Debt Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, such Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees not to assert any such rights without the prior written consent of each Senior Representative; provided that, if requested by the Designated Senior Representative, such Junior Priority Representative shall timely exercise such rights in the manner requested by the Designated Senior Representative, including any rights to payments in respect of such rights.

SECTION 6.09.   Limitations. Until the Discharge of Senior Obligations has occurred, each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that it will not, and will not join with or support any third party in making, opposing, objecting or contesting, as the case may be, in any Insolvency or Liquidation Proceeding, (i) oppose, object to or contest the determination of the extent of the Liens held by any of the Senior Secured Parties or the value of any superpriority claims under Section 506(a) of the Bankruptcy Code, (ii) oppose, object to or contest the payment to the Senior Secured Parties of interest, fees or expenses under Section 506(b) of the Bankruptcy Code or (iii) assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Senior Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

SECTION 6.10.   Reorganization Securities; Voting.

(a)  If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor or equity securities are distributed, pursuant to a plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement or restructuring, on account of the Senior Obligations and/or the Junior Priority Debt Obligations (collectively, a “Plan Distribution”), any such Plan Distribution received by a Junior Priority Debt Party shall be turned over to the Senior Representative for application in accordance with Section 4.02.

(b)  No Junior Priority Debt Party (whether in the capacity of a secured creditor or an unsecured creditor) shall propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement or restructuring that is inconsistent with or in contravention of the terms of the priorities or other provisions of this Agreement. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any plan or reorganization or liquidation that is inconsistent with or in contravention of the terms of this Agreement, including in any Junior Priority Debt Party’s capacity as an unsecured creditor, shall be inconsistent with and, accordingly, a violation of the terms of this Agreement and the Senior Representative shall be entitled (and is hereby authorized by the Junior Priority Representative, on behalf of each applicable Junior Priority Debt Party) to have any such vote to accept any such plan of reorganization or liquidation changed and any such support of any such plan of reorganization or liquidation withdrawn.

SECTION 6.11.   Section 1111(b) of the Bankruptcy Code. The Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, shall not object to, oppose, support any objection to, or take any other action to impede, the right of any Senior Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. The Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Senior Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

SECTION 6.12.   Post-Petition Interest. Neither the Junior Priority Representative nor any other Junior Priority Debt Party shall oppose or seek to challenge any claim by the Senior Representative or any other Senior Secured Party for allowance in any Insolvency or Liquidation Proceeding of Senior Obligations consisting of claims for post-petition interest, fees, or expenses under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or otherwise. Regardless of whether any such claim for post-petition interest, fees or expenses is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the Senior Secured Parties, and is intended to provide the Senior Secured Parties with the right, to receive payment of all post-petition interest, fees or expenses through distributions made pursuant to the provisions of this Agreement even though such interest, fees and expenses are not allowed or allowable against the bankruptcy estate of the Issuer or any other Grantor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law.

SECTION 6.13.   Deficiency Claim Turnover. Until the Discharge of Senior Obligations has occurred, if, in connection with an Insolvency or Liquidation Proceeding, any Junior Priority Debt Party receives a distribution (whether in cash or in-kind) solely on account of a deficiency claim out of property not constituting Collateral (such amount, the “Turnover Proceeds”), such Junior Priority Debt Party’s interest in such Turnover Proceeds shall be subject and subordinate to the Senior Secured Parties, and the Junior Priority Debt Parties shall segregate and hold in trust such Turnover Proceeds for the benefit of Senior Secured Parties and shall forthwith pay over such Turnover Proceeds in the form received to the Senior Representative for application to the Senior Obligations.

SECTION 6.14.   Asset Dispositions. Neither the Junior Priority Representative nor any other Junior Priority Debt Party shall, in an Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any Collateral that is supported by the Senior Representative or any Senior Secured Party, and the Junior Priority Representative and each other Junior Priority Debt Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any

Collateral supported by the Senior Secured Parties and to have released their Liens on such assets to the extent such assets constitute Junior Priority Collateral; provided that the proceeds of such sale or disposition are applied in accordance with the terms of this Agreement. For the avoidance of doubt, no Junior Priority Debt Party shall raise any objection that an unsecured creditor could assert in its capacity as an unsecured creditor.

ARTICLE VII

Reliance; Etc.

SECTION 7.01.   Reliance. The consent by the Senior Secured Parties to the execution and delivery of the Junior Priority Debt Documents to which the Senior Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Secured Parties to the Issuer or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, acknowledges that the Junior Priority Debt Documents provide that such Junior Priority Debt Parties have, independently and without reliance on any Senior Representative or other Senior Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Junior Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the Junior Priority Debt Documents or this Agreement.

SECTION 7.02.   No Warranties or Liability. Each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, acknowledges and agrees that neither any Senior Representative nor any other Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Senior Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Junior Priority Representatives and the Junior Priority Debt Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither any Senior Representative nor any other Senior Secured Party shall have any duty to any Junior Priority Representative or Junior Priority Debt Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Issuer or any Subsidiary (including the Junior Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives and the Junior Priority Debt Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Senior Obligations, the Junior Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement.

SECTION 7.03.   Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives and the Junior Priority Debt Parties hereunder shall remain in full force and effect irrespective of:

(a)  any lack of validity or enforceability of any Senior Debt Document or any Junior Priority Debt Document;

(b)  any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Priority Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Indenture or any other Senior Debt Document or of the terms of any Junior Priority Debt Document;

(c)  any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Junior Priority Debt Obligations or any guarantee thereof;

(d)  the commencement of any Insolvency or Liquidation Proceeding in respect of the Issuer or any other Grantor; or

(e)  any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) the Issuer or any other Grantor in respect of the Senior Obligations (other than as set forth in Section 5.06 hereof or other payments or performance) or (ii) any Junior Priority Representative or Junior Priority Debt Party in respect of this Agreement.

ARTICLE VIII

Miscellaneous

SECTION 8.01.   Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Senior Debt Document or any Junior Priority Debt Document, the provisions of this Agreement shall govern.

SECTION 8.02.   Continuing Nature of this Agreement; Severability. Subject to Section 5.06 and Section 6.04, this Agreement shall continue to be effective until the Discharge of Senior Obligations shall have occurred. This is a continuing agreement of Lien subordination, and the Senior Secured Parties may continue, at any time and without notice to the Junior Priority Representatives or any Junior Priority Debt Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Issuer or any Subsidiary constituting Senior Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8.03.   Amendments; Waivers.

(a)  No failure or delay on the part of any party hereto in exercising any right, remedy, privilege or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, privilege or power, or any abandonment or discontinuance of steps to enforce such a right, remedy, privilege or power, preclude any other or further exercise thereof or the exercise of any other right, remedy, privilege or power. The rights, powers, privileges and remedies of the parties hereto are cumulative and are not exclusive of any rights, powers, privileges or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)  This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility for which such Representative acts) and the Grantors. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Secured Parties and the Junior Priority Debt Parties and their respective successors and assigns.

(c)  Notwithstanding the foregoing, without the consent of any Secured Party, any Representative that is not a Disqualified Lender may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and upon such execution and delivery, such Representative and the Secured Parties and Senior Obligations or Junior Priority Debt Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

SECTION 8.04.   Information Concerning Financial Condition of the Issuer and the Subsidiaries. The Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives and the Junior Priority Debt Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Issuer and its Subsidiaries and all endorsers or guarantors of the Senior Obligations or the Junior Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Obligations or the Junior Priority Debt Obligations. The Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives and the Junior Priority Debt Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Representative, any Senior Secured Party, any Junior Priority Representative or any Junior Priority Debt Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives and the Junior Priority Debt Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential. Notwithstanding anything herein to the contrary, nothing in this Section 8.04 shall impose an obligation on the Senior Agent to keep itself informed of the financial condition of the Grantors or the risk of nonpayment.

SECTION 8.05.   Subrogation. Each Junior Priority Representative, for and on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred.

SECTION 8.06.   Application of Payments. Except as otherwise provided herein, all payments received by the Senior Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as set forth in accordance with the terms of the Senior Debt Documents. Each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, assents to any such extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

SECTION 8.07.   Additional Grantors. The Grantors agree that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument substantially in the form of Annex I. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated Junior Priority Representative and the Designated Senior Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 8.08.   Refinancings. The Senior Obligations and the Junior Priority Debt (other than the Initial Junior Priority Debt) may be refinanced or replaced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing or replacement under any Senior Debt Document or Junior Priority Debt Document) of any Senior Representative, any Junior Priority Representative or any other Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided that any such refinancing or replacement debt shall satisfy the requirements of Section 8.09. The Designated Junior Priority Representative hereby agrees that at the request of the Issuer, in connection with a refinancing or replacement of Senior Obligations in accordance with Section 5.06 (“Replacement Senior Obligations”), it will enter into a customary agreement with the agent for the Replacement Senior Obligations containing terms and conditions substantially similar to the terms and conditions of this Agreement or otherwise terms and conditions that are customary.

SECTION 8.09.   Additional Debt Facilities. To the extent, but only to the extent, permitted by the provisions of the then extant Senior Debt Documents and the Junior Priority Debt Documents, the Issuer may incur or issue and sell one or more series or classes of Junior Priority Debt and one or more series or classes of Additional Senior Debt. Any such additional class or series of Junior Priority Debt (the “Junior Priority Class Debt”) may be secured by a junior priority or third priority (or lower priority, and in each case of third priority or lower priority, subject to an intercreditor agreement required pursuant to Junior Priority Debt Documents), subordinated Lien on Shared Collateral, in each case under and pursuant to the relevant Junior Priority Collateral Documents for such Junior Priority Class Debt, if and subject to the condition that the Representative of any such Junior Priority Class Debt (each, a “Junior Priority Class Debt Representative”), acting on behalf of the holders of such Junior Priority Class Debt (such Representative and holders in respect of any Junior Priority Class Debt being referred to as the “Junior Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable of this Section 8.09. Any such additional class or series of Senior Facilities (the “Senior Class Debt”; and the Senior Class Debt and Junior Priority Class Debt, collectively, the “Class Debt”) may be secured by a senior Lien on Shared Collateral, in each case under and pursuant to the relevant Senior Collateral Documents, if and subject to the condition that the Representative of any such Senior Class Debt (each, a “Senior Class Debt Representative”; and the Senior Class Debt Representatives and Junior Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such Senior Class Debt (such Representative and holders in respect of any such Senior Class Debt being referred to as the “Senior Class Debt Parties”; and the Senior Class Debt Parties and Junior Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of this Section 8.09. In order for a Class Debt Representative to become a party to this Agreement:

(i)   such Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II hereto (if such Representative is a Junior Priority Class Debt Representative) or Annex III hereto (if such Representative is a Senior Class Debt Representative) (with such changes as may be reasonably approved by the Designated Senior Representative and such Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative and the related Class Debt Parties become subject hereto and bound hereby;

(ii)  the Issuer shall have delivered to the Designated Senior Representative and Designated Junior Priority Representative an officer’s certificate stating that the conditions set forth in this Section 8.09 are satisfied (or waived) with respect to such Class Debt and, if requested, true and complete copies of each of the material Junior Priority Debt Documents or material Senior Debt Documents, as applicable, relating to such Class Debt, certified as being true and correct in all material respects by a Responsible Officer of the Issuer, and identifying the obligations to be designated as Additional Senior Debt or Additional Junior Priority Debt, as applicable, and certifying that such obligations are permitted to be incurred and secured (I) in the case of Additional Senior Debt, on a senior basis under each of the then extant Senior Debt Documents and (II) in the case of Junior Priority Debt, on a junior basis under each of the Junior Priority Debt Documents; and

(iii)  the Junior Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt shall provide that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt.

SECTION 8.10.   Consent to Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding relating to this Agreement to the exclusive general jurisdiction of the courts of the State of New York or the courts of the United States for the Southern District of New York, in each case sitting in New York City in the Borough of Manhattan, and appellate courts from any thereof;

(b)  consents that any such action or proceeding shall be brought in such courts and waives (to the extent permitted by applicable law) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same or to commence or support any such action or proceeding in any other courts;

(c)  agrees that service of process in any such action or proceeding shall be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth in Section 8.11;

(d)  agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law; and

(e)   waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.10 any special, exemplary, punitive or consequential damages.

SECTION 8.11.   Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(i)  if to the Issuer or any other Grantor, to the Issuer, at its address at:

Address:	Fossil Group, Inc. 901 S. Central Expressway Richardson, Texas 75080
Attention:	Randy Hyne, Chief Legal Officer
Email:	randyh@fossil.com

with a copy, which shall not constitute notice, to:

Address:	Weil, Gotshal & Manges LLP 767 5th Avenue New York, NY 10153
Attention:	Gary T. Holtzer Sunny Singh Philip L. DiDonato
Email:	gary.holtzer@weil.com sunny.singh@weil.com philip.didonato@weil.com

(ii)  if to the Initial Junior Priority Representative to it at:

Address:	Wilmington Trust, National Association Global Capital Markets 50 South Sixth Street, Suite 1290 Minneapolis, MN 55402
Attention:	Fossil Group, Inc. Administrator
Facsimile:	612-217-5651

with a copy, which shall not constitute notice, to:

Address:	Alston & Bird LLP 1120 South Tryon Street Suite 300 Charlotte, NC 28203-6818
Attention:	Jason Solomon
Email:	jason.solomon@alston.com

(iii)  if to the Senior Agent, to it at:

Address:	Wilmington Trust, National Association Global Capital Markets 50 South Sixth Street, Suite 1290 Minneapolis, MN 55402
Attention:	Fossil Group, Inc. Administrator
Facsimile:	612-217-5651

with a copy, which shall not constitute notice, to:

Address:	Alston & Bird LLP 1120 South Tryon Street Suite 300 Charlotte, NC 28203-6818
Attention:	Jason Solomon
Email:	jason.solomon@alston.com

(iv)   if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, faxed, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a fax or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. As agreed to in writing among each Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 8.12.   Further Assurances. Each Senior Representative, on behalf of itself and each Senior Secured Party under the Senior Facility for which it is acting, each Junior Priority Representative, on behalf of itself, and each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that it will take such further action and shall, at the Grantors’ cost and expense, execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request and prepare to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 8.13.   GOVERNING LAW; WAIVER OF JURY TRIAL.

(A)  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(B)  EACH PARTY HERETO BY ITS ACCEPTANCE OF THE TERMS HEREOF HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) THE RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY PARTY RELATED TO OR ARISING OUT OF THIS PLEDGE AGREEMENT OR THE PERFORMANCE OF SERVICES HEREUNDER.

SECTION 8.14.   Binding on Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives, the Junior Priority Debt Parties, the Issuer, the other Grantors party hereto and their respective permitted successors and permitted assigns.

SECTION 8.15.   Section Headings. Section headings herein are for convenience of reference only and shall not affect the interpretation hereof.

SECTION 8.16.   Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to be an original and shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8.17.   Authorization. By its signature, each Person (other than an individual) executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Senior Agent represents and warrants that this Agreement is binding upon the Senior Notes Secured Parties under the Senior Debt Documents. The Junior Priority Representative represents and warrants that this Agreement is binding upon the Junior Priority Debt Parties under the Junior Priority Debt Documents.

SECTION 8.18.   No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and permitted assigns and shall inure to the benefit of and bind each of the Senior Secured Parties, the Junior Priority Debt Parties, and the Grantors. Nothing in this Agreement shall impair, as between the Issuer, and the other Grantors and the Senior Representatives and the Senior Secured Parties, and as between the Issuer and the other Grantors and the Junior Priority Representatives and the Junior Priority Debt Parties, the obligations of the Issuer and the other Grantors, which are absolute and unconditional, to pay principal, interest, fees and other amounts as provided in the Senior Debt Documents and the Junior Priority Debt Documents respectively.

SECTION 8.19.   Effectiveness. This Agreement shall become effective when executed and delivered by all parties hereto.

SECTION 8.20.   Senior Agent and Representative.

(a)  It is understood and agreed that (a) the Senior Agent is entering into this Agreement in its capacity as collateral agent under the Senior Indenture and the provisions of Article 7 of the Senior Indenture applicable to the Notes Collateral Agent (as defined therein) thereunder shall also apply to the Senior Agent hereunder; (b) the Senior Trustee is entering into this Agreement in its capacity as trustee under the Senior Indenture and the provisions of Article 7 of the Senior Indenture applicable to the Trustee (as defined therein) thereunder shall also apply to the Senior Agent hereunder; (c) the Junior Priority Representative is entering into this Agreement in its capacity as collateral agent under the Junior Priority Indenture, and the provisions of Article 7 of the Junior Priority Indenture to the Notes Collateral Agent (as defined therein) thereunder shall also apply to the Initial Junior Priority Representative hereunder; and (d) the Junior Trustee is entering into this Agreement in its capacity as trustee under the Junior Priority Indenture, and the provisions of Article 7 of the Junior Priority Indenture applicable to the Trustee (as defined therein) thereunder shall also apply to the Initial Junior Priority Representative hereunder.

(b)  No Representative shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. The Senior Agent shall have no individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or the Grantors) any amounts in violation of the terms of this Agreement, so long as the Senior Agent is acting in good faith. No Representative shall be responsible for or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

(c)  The Senior Agent and the Senior Trustee are executing and delivering this Agreement solely in their capacities as collateral agent and trustee, respectively, under the Senior Indenture and, in so doing, they shall not be responsible for the terms or sufficiency of this Agreement for any purpose. Neither the Senior Agent nor the Senior Trustee shall have any duties or obligations under or pursuant to this Agreement other than such duties as may be expressly set forth in this Agreement as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement: (i) each of the Senior Agent and the Senior Trustee shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the applicable Senior Debt Documents. Without limiting the generality of the foregoing and notwithstanding anything herein to the contrary, nothing contained in this Agreement shall require the Senior Agent or the Senior Trustee to exercise any discretionary acts, and any provision of this Agreement that authorizes or permits the Senior Agent or the Senior Trustee to consent to, disapprove, request, determine, waive, act or decline to act, in its discretion shall be subject to the Senior Agent or the Senior Trustee receiving direction from the Holders (as defined in the Senior Indenture) of a majority in principal amount of the Notes (as defined in the Senior Indenture) then outstanding (as defined in the Senior Indenture). The Initial Junior Priority Representative and the Junior Trustee are executing and delivering this Agreement solely in their capacities as collateral agent and trustee, respectively, under the Junior Priority Indenture and, in so doing, they shall not be responsible for the terms or sufficiency of this Agreement for any purpose. Neither the Initial Junior Priority Representative nor the Junior Trustee shall have any duties or obligations under or pursuant to this Agreement other than such duties as may be expressly set forth in this Agreement as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement: (i) each of the Initial Junior Priority Representative and the Junior Trustee shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the applicable Junior Priority Debt Documents. Without limiting the generality of the foregoing and notwithstanding anything herein to the contrary, nothing contained in this Agreement shall require the Initial Junior Priority Representative or the Junior Trustee to exercise any discretionary acts, and any provision of this Agreement that authorizes or permits the Initial Junior Priority Representative or the Junior Trustee to consent to, disapprove, request, determine, waive, act or decline to act, in its discretion shall be subject to the Initial Junior Priority Representative or the Junior Trustee receiving direction from the Holders (as defined in the Junior Priority Indenture) of a majority in principal amount of the Notes (as defined in the Junior Priority Indenture) then outstanding (as defined in the Junior Priority Indenture).

(d)  Whenever a Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Secured Obligations, Senior Obligations, Junior Priority Debt Obligations or the Shared Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Issuer and / or other Grantors. Each Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Issuer or any of the other Grantors or any of their respective subsidiaries, any Secured Party or any other person as a result of such determination.

SECTION 8.21.   Relative Rights. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) (except to the extent expressly contemplated herein) amend, waive or otherwise modify the provisions of the Senior Indenture, any other Senior Debt Document or any Junior Priority Debt Documents, or permit the Issuer or any other Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Debt Document or any Junior Priority Debt Documents, (b) change the relative priorities of the Senior Obligations or the Liens granted under the Senior Collateral Documents on the Shared Collateral (or any other assets) as among the Senior Secured Parties, (c) otherwise change the relative rights of the Senior Secured Parties in respect of the Shared Collateral as among such Senior Secured Parties, or (d) obligate the Issuer or any other Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Indenture or any other Senior Debt Document or any Junior Priority Debt Document.

SECTION 8.22.   Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 8.23.   Limitations of Enforcement against Swiss Grantors.

(a)  Notwithstanding anything to the contrary in this Agreement or any other Collateral Document, if and to the extent that a Swiss Grantor becomes liable under this Agreement or any other Collateral Document for obligations other than obligations of one of its direct or indirect Subsidiaries (i.e. obligations of its respective direct or indirect parent companies (up-stream liabilities) or sister companies (cross-stream liabilities)) (the “Restricted Obligations”) and if complying with such obligations would not be permitted under Swiss corporate law then applicable, then such obligations and payment amount shall from time to time be limited to the amount permitted to be paid under applicable Swiss law; provided that such limited amount shall at no time be less than the relevant Swiss Grantor’s distributable capital (presently being the balance sheet profits and any reserves available for distribution) at the time or times performance of the relevant obligations is due or requested from such Swiss Grantor, and further provided that such limitation (as may apply from time to time or not) shall not (generally or definitively) release the relevant Swiss Grantor from its obligations in excess thereof, but merely postpone the payment date therefore until such times as payment is again permitted notwithstanding such limitation.

(b)  In case a Swiss Grantor who must make a payment in respect of Restricted Obligations under this Agreement or any other Collateral Document is obliged to withhold Swiss Withholding Tax in respect of such payment, such Swiss Grantor shall:

(1)   procure that such payments can be made without deduction of Swiss Withholding Tax, or with deduction of Swiss Withholding Tax at a reduced rate, by discharging the liability to such tax by notification pursuant to applicable law (including double tax treaties) rather than payment of the tax;

(2)   if the notification procedure pursuant to sub-paragraph (1) above does not apply, deduct Swiss Withholding Tax at the rate of 35 per cent. (or such other rate as in force from time to time), or if the notification procedure pursuant to sub-paragraph (1) above applies for a part of the Swiss Withholding Tax only, deduct Swiss Withholding Tax at the reduced rate resulting after the discharge of part of such tax by notification under applicable law, from any payment made by it in respect of Restricted Obligations and promptly pay any such taxes to the Swiss Federal Tax Administration (Eidgenössische Steuerverwaltung);

(3)   notify the Senior Agent that such notification, or as the case may be, deduction has been made and provide the Senior Agent with evidence that such a notification of the Swiss Federal Tax Administration has been made or, as the case may be, such taxes deducted have been paid to the Swiss Federal Tax Administration;

(4)   in the case of a deduction of Swiss Withholding Tax:

(i)  use its best efforts to ensure that any person other than a Senior Secured Party which is entitled to a full or partial refund of the Swiss Withholding Tax deducted from such payment in respect of Restricted Obligations, will, as soon as possible after such deduction (y) request a refund of the Swiss Withholding Tax under applicable law (including tax treaties) and (z) pay to the Senior Agent upon receipt any amounts so refunded; and

(ii)  if a Senior Secured Party is entitled to a full or partial refund of the Swiss Withholding Tax deducted from such payment, and if requested by the Senior Agent, shall provide the Senior Agent (on its behalf or on behalf of any Senior Secured Party) those documents that are required by law and applicable tax treaties to be provided by the payer of such tax, for each relevant Senior Secured Party, to prepare a claim for refund of Swiss Withholding Tax.

(c)  If a Swiss Grantor is obliged to withhold Swiss Withholding Tax in accordance with Section 8.23(b) above, the Senior Agent shall be entitled to further enforce the Swiss Grantor’s obligations and apply proceeds therefrom against the Restricted Obligations up to an amount which is equal to that amount which would have been obtained if no withholding of Swiss Withholding Tax were required, whereby such further enforcements shall always be limited to the maximum amount of the freely distributable reserves of such Swiss Grantor as set out in paragraph (a) above.

(d)  If and to the extent requested by the Senior Agent and if and to the extent this is from time to time required under Swiss law (restricting profit distributions), in order to allow the Senior Agent and the Senior Secured Parties to obtain a maximum benefit under this Agreement or any other Collateral Document, as applicable, the relevant Swiss Grantor shall, and any parent company of such Swiss Grantor being a party to this Agreement or any other Collateral Document shall procure that such Swiss Grantor will, promptly implement all such measures and/or to promptly procure the fulfilment of all prerequisites allowing the prompt fulfilment of the Swiss Grantor’s obligations and allowing the relevant Swiss Grantor to promptly perform its obligations and make the (requested) payment(s) hereunder from time to time, including the following:

(1)  preparation of an up-to-date audited balance sheet of the relevant Swiss Grantor;

(2)  confirmation of the auditors of the relevant Swiss Grantor that the relevant amount represents (the maximum of) freely distributable capital of such Swiss Grantor;

(3)  approval by a shareholders meeting of the relevant Swiss Grantor of the capital distribution;

(4)  if the enforcement of Restricted Obligations would be limited due to the effects referred to in this clause, then the relevant Swiss Grantor shall to the extent permitted by applicable law write up or realize any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of realization, however, only if such assets are not necessary for the relevant Swiss Grantor’s business (nicht betriebsnotwendig); and

(5)  all such other measures necessary or useful to allow payment under the Swiss Grantor’s obligations and to allow the relevant Swiss Grantor to make the payments and perform the obligations agreed hereunder with a minimum of limitations.

SECTION 8.24.   Limitations of Enforcement against German Grantors.

(a)  The Secured Parties agree not to enforce any payment claims, any security, any guarantee and any joint and several liability (including, without limitation, the guarantee and the joint and several liability pursuant to a relevant Senior Debt Document and/or a relevant Junior Priority Debt Document) under this Agreement or the other Senior Debt Documents or Junior Priority Debt Documents if and to the extent that (i) the relevant payment and/or enforcement proceeds are applied in satisfaction of any liabilities (including guarantees, letters of credit or similar instruments) of the respective German Grantor’s direct or indirect shareholder(s) or any entity affiliated to such shareholder (verbundenes

Unternehmen) within the meaning of section 15 of the German Stock Corporation Act (Aktiengesetz) (other than the liabilities of any of the respective German Grantor’s wholly owned subsidiaries and, for the avoidance of doubt, the respective German Grantor’s own liabilities) and (ii) such payment and/or enforcement under this Agreement or the other Senior Debt Documents or Junior Priority Debt Documents would cause the amount of the respective German Grantor’s net assets (Reinvermögen), as adjusted pursuant to the following provisions, to fall below the amount of its registered share capital (Stammkapital) (Begründung einer Unterbilanz) or to increase any already existing capital impairment (Vertiefung einer Unterbilanz) in violation of sections 30 and 31 of the German Limited Liability Company Act (GmbHG), (each such event is hereinafter referred to as a “Capital Impairment”). For the purposes of this Section Section 8.24 “net assets” (Reinvermögen) means the assets calculated on the basis of the balance sheet items listed in sections 266 para. 2 A, B, C, D and E of the German Commercial Code (HGB) less all liabilities listed in section 266 para. 3 B, C, D and E of the German Commercial Code (HGB) and less such amounts being subject to a distribution barrier (Ausschüttungssperre) pursuant to section 268 para. 8 of the German Commercial Code (HGB), pursuant to section 253 para. 6 of the German Commercial Code (HGB) or pursuant to section 272 para. 5 of the German Commercial Code (HGB), provided that any deviating specifications made by the Federal High Court (Bundesgerichtshof) for the calculation of the net assets shall be taken into account and that for the purposes of the calculation of the enforceable amount (if any), the following balance sheet items shall be adjusted as follows: (i) the amount of any increase of the respective German Grantor’s registered share capital after the date of this Agreement that has been effected without prior written consent of the relevant Secured Parties shall be deducted from the respective German Grantor’s registered share capital; (ii) loans provided to the respective German Grantor by any member of the group shall be disregarded if and to the extent such loans are subordinated or are considered subordinated by operation of law and such loans are not shown in the balance sheet as liability of the respective German Grantor, provided that the creditor of the corresponding receivables could waive such receivables without violating applicable law or any Senior Debt Document or Junior Priority Debt Document; and (iii) loans or other contractual liabilities incurred in violation of the provisions of the Senior Debt Documents or Junior Priority Debt Documents shall be disregarded.

(b)  Disposal of Relevant Assets. Provided that an enforcement is limited due to the aforementioned provisions, the respective German Grantor shall dispose of all assets, to the extent legally permitted and commercially justifiable, which are not necessary for its business (nicht betriebsnotwendig) on market terms where the relevant assets are shown in the balance sheet of the respective German Grantor with a book value which is significantly lower than the market value of such assets.

(c)  Management Notification/Auditor’s Determination. The limitation pursuant to this Section 8.24 shall apply, if following a notice by the relevant Secured Party that it intends to enforce any payment claims, any security, any guarantee and/or any joint and several liability (including, without limitation, the guarantee and the joint and several liability pursuant to a relevant Senior Debt Document and/or a relevant Junior Priority Debt Document) under this Agreement or the other Senior Debt Document or Junior Priority Debt Document, the respective German Grantor notifies the relevant Secured Party (“Management Notification”) within ten (10) days upon receipt of the relevant notice that a Capital Impairment would occur (setting out in reasonable detail to what extent a Capital Impairment would occur and providing prima facie evidence that a realization or other measures undertaken in accordance with the mitigation provisions set out above would not prevent such Capital Impairment); if the Management Notification is contested by the relevant Secured Party, the relevant Secured Party shall nevertheless be entitled to enforce any payment claims, any security, any guarantee and/or any joint and several liability (including, without limitation, the guarantee and joint and the several liability pursuant to a relevant Senior Debt Document and/or a relevant Junior Priority Debt Document) under this Agreement or the other Senior Debt Document or Junior Priority Debt Documents up to such amount, which is, based on the Management Notification, undisputed between itself and the respective German Grantor. In relation to the amount which is in dispute, the respective German Grantor undertakes (at its own cost and expense) to arrange for the preparation of a balance sheet by its auditors in order to have such auditors determine whether (and if so, to what extent) any enforcement of payment claims, any security, any guarantee and/or any joint and several liability (including, with-out limitation, the guarantee and joint and the several liability pursuant to the relevant Grantor) under this Agreement or the other Senior Debt Documents or Junior Priority Debt Documents would cause a Capital Impairment (the “Auditor’s Determination”). The Auditor’s Determination shall be prepared, taking into account the adjustments set out above in relation to the calculation of a Capital Impairment, by applying the generally accepted accounting principles applicable from time to time in Germany (Grundsätze ordnungsmäßiger Buchführung) based on the same principles and evaluation methods as consistently applied by the respective German Grantor in the preparation of its financial statements, in particular in the preparation of its most recent annual balance sheet, and taking into consideration applicable court rulings of German courts. The respective German Grantor shall provide the Auditor’s Determination to the relevant Secured Party within thirty (30) days from the date on which the relevant Secured Party contested the Management Notification in writing. The Auditor’s Determination shall be binding on the respective German Grantor and the relevant Secured Party. If, and to the extent that, any payment claims, any security, any guarantee and/or any joint and several liability (including, without limitation, the guarantee and the joint and several liability pursuant to a relevant Senior Debt Document and/or a relevant Junior Priority Debt Document) under this Agreement or the other Senior Debt Documents or Junior Priority Debt Documents has been enforced without regard to the limitation set forth in Section 8.24(a) above because the amount of the available net assets pursuant to the Auditor’s Determination is lower than the amount stated in the Management Notification, the relevant Secured Party shall upon written demand of the respective German Grantor to the relevant Secured Party repay any amount (if and to the extent already paid to the relevant Secured Party up to and including the amount calculated in the Auditor’s Determination as of the date the enforcement of any payment claims, any security, any guarantee and/or any joint and several liability (including, without limitation, the guarantee and joint and the several liability pursuant to a relevant Senior Debt Document and/or a relevant Junior Priority Debt Document) under this Agreement or any other Senior Debt Document or Junior Priority Debt Document was made. If pursuant to the Auditor’s Determination the amount of the available net assets is higher than set out in the Management Notification, the relevant Secured Party shall be entitled to enforce into such available net assets accordingly.

(d)  Exceptions. Notwithstanding the above, the limitations pursuant to this Section 8.24 shall not apply: (i) if, at the time of the enforcement of payment claims, any security, any guarantee and/or any joint and several liability (including, without limitation, the guarantee and the joint and several liability pursuant to a relevant Senior Debt Document and/or a relevant Junior Priority Debt Document) hereunder, the limitations set out in Section 8.24(a) above are (due to a change in law or applicable court rulings or otherwise) no longer required in order to protect the managing director(s) of the respective German Grantor from being personally or criminally liable for such obligation according to section 31 of the German Limited Liability Companies Act (GmbH-Gesetz); or (ii) if the respective German Grantor is party as dominated entity (beherrschtes Unternehmen) of a domination agreement (Beherrschungsvertrag) and/ or a profit and loss transfer agreement (Gewinnabführungsvertrag) pursuant to section 30 para 1 sentence 2 of the German Limited Liability Company Act (GmbHG) (directly or through an unbroken chain of domination and/ or profit and loss pooling agreements) with the entity whose liabilities are secured or shall be paid, unless the enforcement of payment claims, any security, any guarantee and/ or any joint and several liability (including, without limitation, the guarantee and joint and the several liability pursuant to a relevant Senior Debt Document and/or a relevant Junior Priority Debt Document) hereunder or under the other Senior Debt Documents or Junior Priority Debt Documents would cause of violation of sections 30, 31 of the German Limited Liability Company Act (GmbHG); or (iii) if the respective German Grantor has a recourse right (Rückgriffsanspruch) pursuant to section 30 para 1 sentence 2 of the German Limited Liability Company Act (GmbHG), towards its direct or indirect shareholder(s) (upstream) or any entity affiliated to such shareholder (verbundenes Unternehmen) within the meaning of section 15 of the German Stock Corporation Act (Aktiengesetz) (cross-stream) whose liabilities are secured or shall be paid which is fully recoverable (werthaltig); or (iv) for so long as the respective German Grantor fails to deliver the Management Notification and/or the Auditor’s Determination pursuant to Section 8.24(c) above; or (v) to any amounts borrowed under the Senior Debt Documents or Junior Priority Debt Documents to the extent the proceeds of such borrowing are on-lent to the respective German Grantor or its Subsidiaries (as defined in the Senior Indenture) to the extent that any amounts so on-lent are still outstanding at the time the relevant demand is made against the respective German Grantor and the repayment of such loans as a result of such on-lending is not prohibited by the Senior Debt Documents or the Junior Priority Debt Documents or by operation of law; or (vi) if insolvency proceedings have been opened in relation to such German Grantor and the federal court of justice in Germany (Bundesgerichtshof) has determined that any enforcement of up-stream or cross-stream security and consequential payments no longer cause any personal liability of any managing director of such German Grantor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Senior Representative for the Senior Notes Secured Parties

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Junior Priority Representative

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Senior Trustee

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Junior Trustee

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page to Intercreditor Agreement]

FOSSIL GROUP, INC., as the Issuer

By:	/s/ Randy Greben
Name: Randy Greben
Title: Chief Financial Officer

FOSSIL GLOBAL HOLDINGS, INC., as a Guarantor

By:	/s/ Randy Greben
Name: Randy Greben
Title: President

FOSSIL CANADA INC., as a Guarantor

By:	/s/ Randy Greben
Name: Randy Greben
Title: Treasurer

FOSSIL PARTNERS, L.P., as a Guarantor

By:	Fossil Group, Inc. its General Partner

By:	/s/ Randy Greben
Name: Randy Greben
Title: Chief Financial Officer

FOSSIL STORES I, INC., as a Guarantor

By:	/s/ Randy Greben
Name: Randy Greben
Title: Treasurer

FOSSIL INTERMEDIATE, INC., as a Guarantor

By:	/s/ Randy Greben
Name: Randy Greben
Title: Treasurer

[Signature Page to Intercreditor Agreement]

FOSSIL TRUST, acting pursuant to the Agreement and Contract of Trust of Fossil Trust dated, August 31, 1994, as a U.S. Guarantor

By:	/s/ Randy Greben
Name: Randy Greben
Title: Treasurer

FOSSIL (UK) HOLDINGS LIMITED, as a Guarantor

By:	/s/ Sharon Dean
Name: Sharon Dean
Title: Director

By:	/s/ Patrick Turner
Name: Patrick Turner
Title: Director

FOSSIL (UK) LIMITED, as a Guarantor

By:	/s/ Sharon Dean
Name: Sharon Dean
Title: Director

By:	/s/ Patrick Turner
Name: Patrick Turner
Title: Director

FOSSIL (EUROPE) GMBH, as a Guarantor

By:	/s/ Anna Studzinska
Name: Anna Studzinska
Title: Director

[Signature Page to Intercreditor Agreement]

SWISS TECHNOLOGY HOLDING GMBH, as a Guarantor

By:	/s/ Sharon Dean
Name: Sharon Dean
Title: Managing Director

By:	/s/ Patrick Turner
Name: Patrick Turner
Title: Managing Director

FOSSIL GROUP EUROPE GMBH, as a Guarantor

By:	/s/ Sharon Dean
Name: Sharon Dean
Title: Director

By:	/s/ Patrick Turner
Name: Patrick Turner
Title: Director

FOSSIL EUROPE B.V., as a Guarantor

By:	/s/ Sharon Dean
Name: Sharon Dean
Title: Director

By:	/s/ Maurice Hendrix
Name: Maurice Hendrix
Title: Director

[Signature Page to Intercreditor Agreement]

ANNEX I

SUPPLEMENT NO. [●] (this “Supplement”), dated as of [●], to the INTERCREDITOR AGREEMENT, dated as of November 13, 2025 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among FOSSIL GROUP, INC., a Delaware corporation (the “Issuer”), the other Grantors party hereto, Wilmington Trust, National Association, as Senior Agent, Wilmington Trust, National Association, as Initial Junior Priority Representative, and the additional Representatives from time to time a party thereto.

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement. Section 1.02 contained in the Intercreditor Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

B.  The Grantors have entered into the Intercreditor Agreement. Pursuant to the Senior Debt Documents, certain Additional Senior Debt Documents and certain Junior Priority Debt Documents, certain newly acquired or organized Subsidiaries of the Issuer are required to enter into the Intercreditor Agreement. Section 8.07 of the Intercreditor Agreement provides that such Subsidiaries may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Senior Indenture, the Junior Priority Debt Documents and Additional Senior Debt Documents.

Accordingly, the New Grantor agrees as follows:

SECTION 1. In accordance with Section 8.07 of the Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Intercreditor Agreement shall be deemed to include the New Grantor. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Designated Senior Representative and the other Secured Parties on the date hereof that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject to (i) applicable bankruptcy, concurso mercantile, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) with respect to enforceability against Foreign Subsidiaries or under foreign laws, and the effect of foreign laws, rules and regulations.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor (and, for the avoidance of doubt, such effectiveness shall not be subject to, or conditioned on, the acknowledgement by the Designated Senior Representative, the Designated Junior Priority Representative or any other person). Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually

Annex I-1

executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Issuer as specified in the Intercreditor Agreement.

SECTION 8. The Issuer agrees to reimburse the Designated Senior Representative for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable documented fees, other charges and disbursements of counsel for the Designated Senior Representative to the extent reimbursable under the Senior Debt Documents.

[Remainder of page intentionally left blank; Signature pages follow]

Annex I-2

IN WITNESS WHEREOF, the New Grantor has duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY GRANTOR]

By:
Name:
Title:

Acknowledged by:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Designated Senior Representative

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Designated Junior Priority Representative

By:
Name:
Title:

Annex I-3

ANNEX II

REPRESENTATIVE SUPPLEMENT NO. [●] (this “Representative Supplement”), dated as of [●], to the INTERCREDITOR AGREEMENT, dated as of November 13, 2025 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Fossil Group, Inc., a Delaware corporation (the “Issuer”), the other Grantors party thereto, Wilmington Trust, National Association, as Senior Agent, Wilmington Trust, National Association, as Initial Junior Priority Representative, and the additional Representatives from time to time a party thereto.

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement. Section 1.02 contained in the Intercreditor Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

B.  As a condition to the ability of the Issuer to incur Junior Priority Debt Obligations after the effective date and to secure such Junior Priority Class Debt with the Junior Priority Lien and to have such Junior Priority Class Debt guaranteed by the Grantors on a subordinated lien basis, in each case under and pursuant to the Junior Priority Collateral Documents, the Junior Priority Class Debt Representative in respect of such Junior Priority Class Debt is required to become a Representative under, and such Junior Priority Class Debt and the Junior Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 8.09 of the Intercreditor Agreement provides that such Junior Priority Class Debt Representative may become a Representative under, and such Junior Priority Class Debt and such Junior Priority Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the Junior Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Intercreditor Agreement. The undersigned Junior Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Junior Priority Debt Documents.

Accordingly, the New Representative agrees as follows:

SECTION 1. In accordance with Section 8.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Junior Priority Class Debt and Junior Priority Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Junior Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Junior Priority Representative and to the Junior Priority Class Debt Parties that it represents as Junior Priority Debt Parties. Each reference to a “Representative” or “Junior Priority Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent][trustee] under [describe new facility], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Junior Priority Debt Documents relating to such Junior Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Junior Priority Class Debt Parties in respect of such

Annex II-1

Junior Priority Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Junior Priority Debt Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative (and, for the avoidance of doubt, such effectiveness shall not be subject to, or conditioned on, the acknowledgement by the Designated Senior Representative or any other person). Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Issuer agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative to the extent reimbursable under the Senior Debt Documents.

[Remainder of page intentionally left blank; Signature pages follow]

Annex II-2

IN WITNESS WHEREOF, the New Representative has duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [_______] for the holders of [________]

By:
Name:
Title:

Address for notices:

Attention of:

Telecopy:

Annex II-3

Acknowledged by:

FOSSIL GROUP, INC.

By:
Name:
Title:

[●]

By:
Name:
Title:

Annex II-4

ANNEX III

REPRESENTATIVE SUPPLEMENT NO. [●], dated as of [●], to the INTERCREDITOR AGREEMENT, dated as of November 13, 2025 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Fossil Group, Inc., a Delaware corporation (the “Issuer”), the other Grantors party thereto, Wilmington Trust, National Association, as Senior Agent, Wilmington Trust, National Association, as Initial Junior Priority Representative, and the additional Representatives from time to time a party thereto.

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement. Section 1.02 contained in the Intercreditor Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

B.  As a condition to the ability of the Issuer to incur Senior Class Debt after the date of the Intercreditor Agreement and to secure such Senior Class Debt with the Senior Lien and to have such Senior Class Debt guaranteed by the Grantors on a senior lien basis, in each case under and pursuant to the Senior Collateral Documents, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become a Representative under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 8.09 of the Intercreditor Agreement provides that such Senior Class Debt Representative may become a Representative under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by the Senior Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Junior Priority Debt Documents.

Accordingly, the New Representative agrees as follows:

SECTION 1. In accordance with Section 8.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Senior Representative and to the Senior Class Debt Parties that it represents as Senior Secured Parties. Each reference to a “Representative” or “Senior Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee under [describe new facility]], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Senior Debt Documents relating to such Senior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Senior Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Annex III-1

This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative (and, for the avoidance of doubt, such effectiveness shall not be subject to, or conditioned on, the acknowledgement by the Designated Senior Representative or any other person). Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Issuer agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative to the extent reimbursable under the Senior Debt Documents.

[Remainder of page intentionally left blank; Signature pages follow]

Annex III-2

IN WITNESS WHEREOF, the New Representative has duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [_______] for the holders of [________]

By:
Name:
Title:

Address for notices:

Attention of:

Telecopy:

Annex III-3

Acknowledged by:

FOSSIL GROUP, INC.

By:
Name:
Title:

[●]

By:
Name:
Title:

Annex III-4